Supplement dated July 1, 2024 to the Prospectus and Summary Prospectus, each dated May 1, 2024, as may be revised or supplemented from time to time, for the following fund:
LOOMIS SAYLES BOND FUND
(the “Fund”)
Effective immediately, the paragraph under the subsection “Example” within the section “Fund Fees and Expenses” is amended and restated as follows:
Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be: